Exhibit 10.1

STOCK PURCHASE AGREEMENT

Agreement made this 9th day of January, 2008, between Tidelands Oil & Gas Corporation (“Seller”) whose address is 1862 West Bitters Road, San Antonio, Bexar County, Texas 78248, and Bentley Energy Corp. (“Purchaser” or “Buyer”), whose principal office is at 45 N. E. Loop 410, Suite 495, San Antonio, Bexar County, Texas 78216.

Whereas

The Seller owns all of the issued and outstanding shares of Sonterra Energy Corporation, a Texas corporation (the “Company”).

The Seller desires to sell and the Purchaser desires to buy such shares on the terms herein stated.

NOW, therefore, the parties agree as follows:

1.            Sales of Shares.  The Seller shall sell and transfer to the Purchaser, and the Purchaser shall purchase and acquire from the Seller, all of the outstanding capital stock of the Company, consisting of 1,000 of common shares without par value (the “Shares”) which shares the Seller now owns.

2.            Purchase Price.  The purchase price for all of such shares is Three Million Dollars ($3,000,000.00) which the Purchaser shall pay to Seller by certified, bank cashier’s check or wire transfer, as follows:

A.            The sum of $2,925,000.00 at the Closing.

B.            The balance of $75,000.00, payable twelve (12) months after the Closing Date (as defined below) or forty-five (45) days after the resolution of all litigation either by final settlement agreement, judgment or the exhaustion of all appeals, whichever is the first to occur, subject to the offsets as herein provided.

3.            Closing.  The Closing of the sale shall take place at a location designated by the parties at 10:00 a.m. on or before January 8, 2008 (the “Closing Date”).  At the Closing, Seller shall deliver to the Buyer, free and clear of all encumbrances, certificates for the shares which it is required to sell in negotiable form, with any requisite transfer stamps attached, and such other documents, instruments, records and/or items as specified herein, or otherwise necessary for the continuation of the business operation of the Company.

It is agreed that for all purposes under this Agreement, time is of the essence.

4.            Pre-Closing Obligations.  The Parties acknowledge that they desire to close the transaction contemplated by this Agreement with as little disruption in the business as possible and therefore agree to cooperate as follows:

A.            Seller shall continue to maintain and service all subdivisions, customers, and accounts through the Closing Date.

B.            Seller shall maintain all storage tanks used for servicing its customers with an inventory of propane equal to an average of forty-five percent (45%) of the cumulative storage tank capacity, but in no event shall the inventory in any single tank be less than forty percent (40%) on the Closing Date.

C.            Seller had all customer meters read on or after December 26, 2007 and prior to Closing generated the December billing for all customers. Seller shall have the right to retain all sums received prior to the Closing Date.

D.            Seller shall cooperate with and assist Buyer in transferring the telephone services from the offices of Seller to the offices of Buyer.

E.            Buyer shall be responsible for the payment of all propane inventory charges incurred for delivery of propane from December 10, 2007 until the Closing Date.

F.            Seller shall cause the Consulting Agreement between the Company and Jason Jones, dated November 1, 2007, to be terminated effective upon the payment of the Purchase Price Fee owing pursuant to the terms of said agreement.

5.            Seller’s Representations and Warranties.  The Seller represents, covenants, and warrants that:

A.            The Company is a corporation duly incorporated and validity existing under the laws of the State of Texas, and is in good standing in such State; the Company has filed all returns and with respect to the state and federal income, franchise, and corporation taxes of the Company, which, to the knowledge and belief of the Seller, are required to be filed, for and with respect to all previous years since incorporation up to the present and current fiscal year which commenced January 1, 2007, except for the U.S. Federal Income Tax Return for the tax year ended December 31, 2007, which is not yet due; the Company has fully paid all taxes shown to be due on such returns.

B.            The Shares of the Company are owned by the Seller free and clear of all liens and encumbrances; the Seller has the unrestricted and unlimited right and authority to sell, transfer, and deliver such shares; the total outstanding capital of the Company consists of the Shares; and all such shares have been fully paid for, duly issued, and are owned by the Seller.

C.            The Company is the owner of the following:

1)            The real estate, assets and/or contractual rights more fully described in Exhibits “A”, “B”, and “C” attached hereto.

(a)            It is understood and agreed that the real property is subject to the restrictions and limitations of record common to the neighborhood, and subject to any easements for public utilities, which may be of record.

(b)            The Seller represents that the Company’s title to be good and transferable , but in the event that the title shall not be found good and marketable and notice to that effect is given to the Seller within forty-five (45) days from the date of execution of this Agreement, then the Seller agrees to use reasonable diligence to make the said title good and transferable, and shall have a reasonable time to do so, and if after reasonable diligence on its part said title shall not be made good and transferable within a reasonable time, the Seller shall return the money this day paid and all monies that may have been paid to it under this Agreement, and thereupon Purchaser shall be released from all obligations hereunder.  Or, upon request of the Purchaser, Seller shall deliver the title in its existing condition.  If no such notice is given within such forty-five (45) days then for purposes of this Agreement, the title shall be deemed to be good and transferable.

2)            All of such property is free and clear of any liens, encumbrances or claims for payment.

D.            All debts and liabilities of the Company are or will be paid and satisfied prior to or concurrently with the Closing and funding contemplated by this Agreement, including specifically the debts, obligations, and contractual arrangements referred to in Exhibit “D” attached hereto, but excluding propane purchases after December 10, 2007, as described in Exhibit “D.”  In this regard, Seller shall deliver proof satisfactory to Buyer that the debts, obligations, and contractual arrangements have been paid or satisfied, or alternatively, Buyer will issue checks to satisfy the debts, obligations, and contractual arrangements upon funding of the transaction, and the amount specified in Paragraph 2.A. shall be reduced by the amounts so paid.  Any debts and liabilities of the Company not satisfied at Closing, shall be satisfied pursuant to Paragraph 9 hereof.

E.            There has not been any material adverse change in the assets or liabilities or financial condition of the Company nor has any contractual arrangement or obligation, other than those in the usual course of business, been undertaken since December 10, 2007 except as may be otherwise listed and provided for in this Agreement; and all wages, salaries, commissions, indebtedness, and obligations of the Company to shareholders, officers, directors, employees, and agents of the Company have been or will be discharged at the Closing, except the debts and obligations referred to in Exhibit “E” attached hereto, which shall be discharged pursuant to Paragraph 9 hereof.

F.            No actions, suits, or proceedings are pending, or to the knowledge of the Seller are threatened against or affecting the Company or its property, except as listed in Exhibit “E” attached hereto.

G.            The profit and loss statement, balance sheet, and other financial documents supplied by Seller to Buyer in performing its due diligence (attached hereto as Exhibit “F”), or to be supplied to Buyer are true and correct and fairly represent the financial condition of the Company, and were prepared in accordance with generally accepted accounting principals and practice.  In addition, all representations, statements, and information provided by Seller to Ruben Jimenez & Associates, P.C. as referenced in the letter dated December 18, 2007 and attached hereto as Exhibit “G” were true and correct at the time made and are true and correct as of the Closing Date.

6.            Buyer’s Representations and Warranties.  The Buyer represents, covenants and warrants:

A.            Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas.

B.            Buyer is acquiring the Shares for its own account and not with a view to their distribution or resale.

7.            Documents at Closing.  The Seller shall deliver or cause to be delivered to the Purchaser at the Closing the following:

A.            A certificate from the Secretary of the Company, certified by Seller, listing all shareholders of the Company and setting forth the number of shares owned by each and likewise setting forth the names of all officers and directors of the Company.

B.            The original or a certified copy of the Certificate of Incorporation of the Company minute books, stock books, and all books, records, and documents pertaining to the Company and its affairs.

C.            1,000 shares of the capital stock of the Company, duly endorsed by the Seller to the Purchaser.

D.            The resignation in writing of all of the officers and directors of the Company to be effective as of the date of the Closing.

E.            Such other documents, instruments, checkbooks, bank account information, computer passwords, and other items as may be requested and/or reasonably necessary for a complete and total transfer of ownership and control of the Company, including but not limited to any signed corporate resolutions for financial institutions as may be requested by Buyer.

F.            All books, records, files, documents, agreements, financial records, checkbooks, account records, accounts receivables, vehicle titles, and such other tangible things used, referenced necessary or required for conducting the business affairs of Sonterra Energy Corporation.

8.            Covenants of the Parties:

A.            Following the Closing Date, each party will afford the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Company in its possession with respect to periods prior to the Closing Date and the right to make copies and extracts therefrom, to the extent that such access may be required by the requesting party in connection with (i) the preparation of tax returns, (ii) compliance with the requirements of any governmental or regulatory authority, (iii) the determination or enforcement of the rights and obligations of any party to this Agreement, (iv) in connection with any actual or threatened action or proceeding or (v) other reasonable business purposes.  Further each party agrees following the Closing Date not to destroy or otherwise dispose of any such books, records and other data unless such party shall first offer in writing to surrender such books, records and other data to the other party and such other party shall not agree in writing to take possession thereof during the ten (10) day period after such offer is made.

B.            If, in order properly to prepare its tax returns, other documents or reports required to be filed with governmental or regulatory authorities, or its financial statements or to fulfill its obligations hereunder, it is necessary that a party be furnished with additional information documents or records relating to the Company not referred to in paragraph (A) above, and such information, documents or records are in the possession or control of the other party, such other party shall use its best efforts to furnish or make available such information, documents or records (or copies thereof) at the recipient’s request, cost and expense.  Any information obtained by such party in accordance with this paragraph shall be held confidential by such party.

9.            Indemnification by Seller.  The Parties agree that two and one-half percent (2.5%) of the total purchase price, being the sum of $75,000.00, shall be held back (the “Holdback Fund”) by Purchaser for one (1) year from the Closing Date or until forty-five (45) days after the pending litigation matters referenced in Exhibit “D” and “E” are fully resolved by final settlement agreement or judgment and all appeals have been exhausted or the time for perfecting a right of appeal has lapsed.  The responsibilities and/or or liabilities of Seller pursuant to this paragraph and this Agreement shall be first satisfied through the Holdback Fund.  The Seller shall fully indemnify, protect, reimburse, and hold harmless the Purchaser and the Company and its successors from and against any and all damages, liabilities, and claims which might exist on account of and by reason of failure or default of any of the covenants, agreements, or warranties of the Seller hereunder, all known or unknown debts of the Company which are not disclosed or set forth in this Agreement, any and all amounts which might be claimed, asserted, or established for as deficiencies in or with respect to federal or state income taxes, or franchise or other taxes and charges against the Company arising out of or related to the returns herein represented to have been filed, and the operations of the Company for or during all fiscal years of the Company, and all such deficiencies with respect to operations and business of the Company during such current fiscal year up to the date of the Closing in excess of any amounts which have otherwise been herein provided for, and the claims and causes of action set forth on the attached Exhibit “E”.  If any claim for which the Seller shall be obligated is presented to the Seller, to the Purchaser, or to either of them, the Seller shall, within ten (10) days after receiving written notice of such claim, notify the Purchaser in writing whether Seller does or does not have any objection to the payment of such claim.  The Seller shall not object to the payment of any such claim unless the Seller shall at the same time inform the Purchaser in writing that the Seller disputes such claim, in whole or in part, and shall promptly initiate proper proceedings to contest the same or undertake the appropriate defense thereof at the Seller’s sole cost and expense in a manner which will be effective fully to protect Purchaser against any liability and expense in connection therewith.  If within such ten (10) day notice period the Seller has no objection to the payment of such claim, the Seller shall be obligated to pay such claim within five (5) days after the expiration of the ten (10) day notice period and shall notify Purchaser to pay such claim from the Holdback Fund.  The failure of the Seller to respond to the notice of claim within such ten (10) day period shall constitute full authority for Purchaser to either contest the claim or pay the claim and to obtain a release of the Company, the Purchaser, and the Seller.  In such event the Purchaser shall be entitled to pay the claim from the Holdback Fund.  And the Seller shall, in such event, have no right to contest the validity of the creditor’s claim against the Company or the Purchaser, as the case may be.  In the event the Seller shall, within the above-mentioned ten (10) day period, object in writing to the payment of such claim, and shall promptly initiate proper proceedings to contest the same or undertake the appropriate defense thereof.  The Purchaser shall not have the authority to pay such claim as hereinabove provided, unless and until the claim, in whole or in part, is finally determined to be due and owing, in which event the Purchaser and the Seller shall be bound by the foregoing provisions with respect to the payment of claims.  Any monies remaining in the Holdback Fund shall be paid to Seller as specified herein.

10.            Brokerage and Commission.  Both the Purchaser and the Seller agree that there are no broker’s fees or commissions, or finder’s fees, or otherwise, due as a result of the consummation of this transaction, save and except the Purchase Price Fee owed to Jason Jones as more specifically referenced on Exhibit “D”.  The Purchaser further agrees with the Seller that in the event there is any brokerage or finder’s fee, or commission due to any other person, firm, or corporation, then, and in the event of any such claim, the Purchaser shall defend or pay such claim and hold the Seller harmless in connection with any liability or responsibilities in connection therewith.

11.            Notices.  All notices permitted or required to be given hereunder shall be considered to have been properly given if sent by United States mail, postage prepaid, certified mail, to the Purchaser or the Seller, at the addresses hereinafter set forth, as follows:

Seller:

Tidelands Oil & Gas Corporation
c/o James B. Smith
1862 West Bitters Road
San Antonio, Texas 78248

Buyer:

Bentley Energy Corp.
c/o Michael R. Ward
45 N. E. Loop 410, Suite 495
San Antonio, Texas 78216

such party may change his or its own address by a notice in writing pursuant hereto.

12.            Construction.  This Agreement shall be construed in accordance with the laws of the State of Texas.

Thus done and executed by the respective parties hereto in the State of Texas on January 9, 2008.

SELLER:

TIDELANDS OIL & GAS CORPORATION

By:  /s/ James B. Smith
        James B. Smith, Its President

BUYER:

BENTLEY ENERGY CORP.

By:  /s/ Michael R. Ward
Michael R. Ward, Its President

ACKNOWLEDGEMENT

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

BEFORE ME, the undersigned authority, on this day personally appeared James B. Smith, President of TIDELANDS OIL & GAS CORPORATION, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE on this the 9th day of January, 2008.

/s/ Frances J. Jenkins
NOTARY PUBLIC, STATE OF TEXAS

STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

BEFORE ME, the undersigned authority, on this day personally appeared Michael R. Ward, President of BENTLEY ENERGY CORP., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE on this the 9th day of January, 2008.

/s/ Frances J. Jenkins
NOTARY PUBLIC, STATE OF TEXAS

EXHIBIT “A”

Description of Assets

1.            The propane distribution systems, including the gas mains, yard lines, meters and storage tanks, serving the following subdivisions in the Austin, Texas and the Texas Hill Country area:

Arbolago
Austin’s Colony Phase II
Caslano/Riverbend
Cordillera
Costa Bella
The Hills of Lakeway
Jacarandas
Lake Pointe
La Ventana
Lakewinds Estates
Northshore/Hollows
Rob Roy Rim
Senna Hills
Sterling Acres
The Pointe
The Preserves
Avonlea/Ensenada Shores – Unit 4
Lago Vista Retail Center

2.            Guadalupe Valley Telephone Cooperative Independent Contractor Agreement.

3.            The following described motor vehicles and trailers:

a.	2005 CUST Flatbed Trailer, VIN 1C9WU302155678207
b.	1987 Ford Flatbed Truck, VIN 1FDNF70HXHVA20432
c.	1992 GMC Pickup, VIN 1GTGC24K5NE543531
d.	1994 TEXA Pickup, VIN 17XFP2027R1944726
e.	2000 Ford Pickup, VIN 1FTNW20L9YEC57991
f.	2004 Ford Pickup, VIN 1FTSW31P54EG98901
g.	2005 Ford Pickup, VIN 1FTWW32P55EB44285
h.	2005 Ford Pickup, VIN 1FTRF12285NA6400
i.	CASE Rocksaw
j.	CASE Backhoe
k.	Air Compressor
l.	1991 Ford Econoline Van – Not running

4.             Accounts and/or deposit agreement rights with financial institutions as follows:

a.            Bank of America, Account Number 005741438855

5.             Customer Accounts Receivables.

6.             Any and all other property, equipment, machines, vehicles, computers and related equipment and/or other tangibles as may be reflected in the financial statements attached hereto as Exhibit “F”.

EXHIBIT “B”

Contracts

1.
Lease Agreement dated October 2, 1998, between RTNT, Inc. (predecessor in interest to Hornsby Bend Utility Company, Inc.), as Landlord, and SuPro Energy Corporation (predecessor in interest to ONEOK Propane Distribution Company), as Tenant – Austin’s Colony Phase II Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

2.
Propane Services Agreement, dated September 10, 1998, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and HBH Development – Austin’s Colony Phase II Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

3.
Lease Agreement, dated September 30, 2004, between ONEOK Propane Distribution Company and Falcon of Lake Travis, Inc. – Costa Bella Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

4.
Propane System Agreement, dated March 23, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Falcon of Lake Travis, Inc. – Costa Bella Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

5.
Lease Agreement, dated as of October 1, 2004, between ONEOK Propane Distribution Company and Jacarandas at the Creek Owners’ Association, Inc. – Jacarandas Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

6.
Master Installation Agreement, dated December 12, 2000, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Jacarandas at the Creek – Chris Milan Property – Jacarandas Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

7.
Master Installation Agreement, dated December 31, 2001, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and TEBO, L.P. – Lake Pointe Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

8.
Propane System Installation Agreement, dated July 2, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and La Ventana Driftwood, L.P. – La Ventana Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

9.
Agreement for Installation of Subdivision Propane System, dated September 27, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Toll Bros., Inc. – Lakewinds Estates Sections 1, 2 and 3 Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

10.
Tank Site Lease Agreement, dated December 10, 2003, between Mini-Me Management, Ltd., as Landlord, and ONEOK Propane Distribution Company, as Tenant – Riverbend Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

11.
Agreement for Installation of Subdivision Propane System, dated August 19, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Lake Austin Land and Cattle, Ltd. – Riverbend Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

12.
Agreement for Installation of Subdivision Propane System, dated November 17, 1998, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Parmer Ridge LTD – Rob Roy Rim Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

13.
Propane Service Agreement, dated January 30, 1997, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Senna Hills Limited – Senna Hills Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

14.
Agreement for Installation of Subdivision Propane System, dated August 19, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and E.P. McCall, Jr. and Keith Schoenfelt – Sterling Acres Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

15.
Agreement for Installation of Subdivision Propane System, dated September 27, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and The Volente Group of Texas LTD – The Point Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

16.
Agreement for Installation of Subdivision Propane System, dated August 4, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and The Preserve at Cedar Creek Canyon, Inc. – The Preserve at Barton Creek Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

17.
Master Agreement for Services, dated January 1, 2003, between SuPro Energy d/b/a SUCOPropane (predecessor in interest to ONEOK Propane Distribution Company) and BNC, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

18.	Self-service Storage Rental Agreement, dated on or about March 1, 2004, between ONEOK Propane Distribution Company and Byron Lee d/b/a Baronie’s Botels.

19.
Agreement for Installation of Subdivision Propane System, dated February 21, 2000, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Lakeway 74, Ltd. – The Arbolago Subdivision, Lakeway, Texas, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

20.	Propane System Agreement – Cordillera Ranch Subdivision, dated August 29, 2005, between Sonterra Energy Corporation and Cordillera Ranch, Ltd.

21.	First Amendment to the Propane System Agreement – Cordillera Ranch Subdivision, effective February 2006.

22.	Second Amendment to the Propane System Agreement – Cordillera Ranch Subdivision, effective 2006.

23.	Agreement for Gas Service System between Sonterra Energy Corporation and Centex Destinations Properties effective December 19, 2005 for the Hollows at Northshore.

24.	First Amendment to the Propane System Agreement between Centex Destinations Properties and Sonterra Energy effective May 2006 for the Bluffs – Phase IB.

25.
Agreement for Installation of Subdivision Propane System, dated January 31, 2001, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and The Hills Property Owners Association – The Hills of Lakeway Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

26.	Community Gas System Installation Agreement – Avonlea Subdivision, dated July 11, 2006, between Sonterra Energy Corp. and Oblate/2673 Partners, Ltd.

27.
First Amendment to The Community Gas System Installation Agreement between Oblate/2673 Partners, Ltd. and Sonterra Energy Corp., dated June 1, 2007 – Unit 4 of Ensenada Shores at Canyon Lake Subdivision.

28.	Lago Vista Propane System Installation Agreement, dated October 5, 2006, between Sonterra Energy Corp. and Lago Vista Town Center, L.P. – Lago Vista Town Center.

29.	Independent Contractor Agreement, dated January 31, 2007, between Sonterra Energy Corp. and Guadalupe Valley Telephone Cooperative.

EXHIBIT “C”

Real Property

Leases

1.
Lease Agreement, dated October 2, 1998, between RTNT, Inc. (predecessor in interest to Hornsby Bend Utility Company, Inc.), as Landlord, and SuPro Energy Company (predecessor in interest to ONEOK Propane Distribution Company), as Tenant – Austin’s Colony Phase II Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

2.
Leasehold interest under that certain Propane Service Agreement, dated September 10, 1998, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and HBH Development – Austin’s Colony Phase II Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

3.
Lease Agreement, dated September 30, 2004, between ONEOK Propane Distribution Company and Falcon of Lake Travis, Inc. – Costa Bella Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

4.
Leasehold interest under that certain Propane Service Agreement, dated March 23, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Falcon of Lake Travis, Inc. – Costa Bella Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

5.
Lease Agreement, dated as of October 1, 2004, between ONEOK Propane Distribution Company and Jacarandas at the Creek Owners’ Association, Inc. – Jacarandas Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

6.
Leasehold interest under that certain Master Installation Agreement, dated December 12, 2000, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Jacarandas at the Creek – Chris Milan Property – Jacarandas Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

7.
Leasehold interest under that certain Master Installation Agreement, dated December 31, 2001, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and TEBO, L.P. – Lake Pointe Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

8.
Leasehold interest under that certain Master Installation Agreement, dated July 2, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and La Ventana Driftwood, L.P. – La Ventana Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

9.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, dated September 27, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Toll Bros., Inc. – Lakewinds Estates Sections 1, 2 and 3 Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

10.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, dated July 9, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Silvercreek Partners I, Ltd. – Northshore on Lake Travis Phase I Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

11.
Tank Site Lease Agreement, dated December 10, 2003, between Mini-Me Management, Ltd., as Landlord, and ONEOK Propane Distribution Company, as Tenant – Riverbend Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

12.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, dated August 19, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Lake Austin Land and Cattle, Ltd. – Riverbend Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

13.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, dated November 17, 1998, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Parmer Ridge LTD – Rob Roy Rim Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

14.
Leasehold interest under that certain Propane Service Agreement, dated January 30, 1997, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Senna Hills Limited – Senna Hills Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

15.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, dated August 19, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and E.P. McCall, Jr. and Keith Schoenfelt – Sterling Acres Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

16.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, dated September 17, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and The Volente Group of Texas LTD – The Pointe Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

17.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, dated August 4, 1999, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and The Preserve at Cedar Creek Canyon, Inc. – The Preserve at Barton Creek Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

18.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, dated February 21, 2000, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and Lakeway 74, Ltd. – the Arbolago Subdivision, Lakeway, Texas, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

19.	Leasehold interest under that certain Propane System Agreement – Cordillera Ranch Subdivision, dated August 29, 2005, between Sonterra Energy Corporation and Cordillera Ranch, Ltd.

20.	Leasehold interest under that certain Agreement for Gas Service System between Sonterra Energy Corporation and Centex Destinations Properties effective December 19, 2005 for the Hollows at Northshore.

21.	First Amendment to the Propane System Agreement between Centex Destinations Properties and Sonterra Energy effective May 2006 for the Bluffs-Phase IB.

22.
Leasehold interest under that certain Agreement for Installation of Subdivision Propane System, effective January 31, 2001, between Southern Union Company (predecessor in interest to ONEOK Propane Distribution Company) and The Hills Property Owners Association – The Hills of Lakeway Subdivision, and transferred, assigned, and conveyed to Seller by Assignment, Conveyance, and Bill of Sale effective October 1, 2004.

23.	Leasehold interest under that certain Community Gas System Installation Agreement – Avonlea Subdivision, dated July 11, 2006, between Sonterra Energy Corp. and Oblate/2673 Partners, Ltd.

24.
First Amendment to The Community Gas System Installation Agreement between Oblate/2673 Partners, Ltd. and Sonterra Energy Corp. dated June 1, 2007 – Unit 4 of Ensenada Shores at Canyon Lake Subdivision.

25.	Leasehold interest under that certain Lago Vista Propane System Installation Agreement, dated October 5, 2006, between Sonterra Energy Corp. and Lago Vista Town Center, L.P. – Lago Vista Town Center.

26.	Independent Contractor Agreement, dated January 31, 2007, between Sonterra Energy and Guadalupe Valley Telephone Cooperative.

27.	Lease Agreement, dated April 4, 2006, between La Ventana Ranch Owners Association and Sonterra Energy Corp. – La Ventana Subdivision.

Easements and/or Conveyances

	Grantor	Grantee	Date	Recording Data	Subdivision

1.	Falcon of Lake Travis, Inc.	SuPro Energy Company (predecessor in interest to ONEOK Propane Distribution Company)	January 4, 2000	Doc #2000010794	Costa Bella

2.	Toll Bros., Inc.	SuPro Energy Company (predecessor in interest to ONEOK Propane Distribution Company)	January 25, 2000	-----	Lakewinds Estates

3.	TEBO, L.P.	Sonterra Energy Corporation	Filed April 22, 2005	Doc.# 2005069768	Lake Pointe, Travis County

EXHIBIT “D”

1.
Cause No. GN500948; styled “Goodson Builders, Ltd. vs. Jim Blackwell, BNC Engineering, et. al., pending in the 345th Judicial District Court of Travis County, Texas.  This case involves a claim that Defendant, Toll Brothers Property, LP sold the Plaintiff property without disclosing a propane easement.  The Plaintiff sued Sonterra for trespassing through the use of the easement.  Recently, the Plaintiff came up with a new theory that the tank was not set back sufficiently pursuant to the Railroad Commission Rules, but Defendant, Jim Blackwell, has discussed this with the Railroad Commission and states that the Railroad Commission agrees with him that the setback is proper.  Once this has been confirmed in writing from Railroad Commission, the case against Sonterra will be over.

2.
Cause No. GM501625; styled “Senna Hills, Ltd. vs. Sonterra Energy Corp.”, pending in the 53rd Judicial District Court of Travis County, Texas and GN501626; styled “HBH Development Co.”, pending in the 98th Judicial District Court of Travis County, Texas.  Both lawsuits were filed against Sonterra involving the same claims by Plaintiffs in both cases arising from the same propane service agreement.  To-date on the Senna Hills matter, Sonterra has taken the Plaintiff’s expert deposition and is in the process of preparing a summary judgment to resolve remaining issues.  These separate lawsuits have been consolidated into one (1) lawsuit for purposes of trial, which has been reset for the end of March 2008.

3.
Purchase Price Fee equal to two percent (2%) of the purchase price owed to Jason Jones pursuant to that one certain Consulting Agreement, dated November 1, 2007, by and between Sonterra Energy Corporation as client and Jason Jones as consultant.

4.	All sums due, outstanding and owed for legal services provided through the Closing Date, specifically any and all sums due and owing to the firm of Strasburger & Price, LLP.

5.	All sums due, outstanding and owed for accounting services provided through the Closing Date, specifically any and all sums due and owing to Sam Simon.

6.
All other debts, obligations, trade payables and/or other sums incurred, due, outstanding, and owing as of the Closing Date, save and except propane inventory and delivery charges incurred from and after December 11, 2007, which costs and charges shall be paid by Purchaser.

EXHIBIT “E”

Pending Litigation

1.
Cause No. GN500948; styled “Goodson Builders, Ltd. vs. Jim Blackwell, BNC Engineering, et. al., pending in the 345th Judicial District Court of Travis County, Texas.  This case involves a claim that Defendant, Toll Brothers Property, LP sold the Plaintiff property without disclosing a propane easement.  The Plaintiff sued Sonterra for trespassing through the use of the easement.  Recently, the Plaintiff came up with a new theory that the tank was not set back sufficiently pursuant to the Railroad Commission Rules, but Defendant, Jim Blackwell, has discussed this with the Railroad Commission and states that the Railroad Commission agrees with him that the setback is proper.  Once this has been confirmed in writing from Railroad Commission, the case against Sonterra will be over.

2.
Cause No. GM501625; styled “Senna Hills, Ltd. vs. Sonterra Energy Corp.”, pending in the 53rd Judicial District Court of Travis County, Texas and GN501626; styled “HBH Development Co.”, pending in the 98th Judicial District Court of Travis County, Texas.  Both lawsuits were filed against Sonterra involving the same claims by Plaintiffs in both cases arising from the same propane service agreement.  To-date on the Senna Hills matter, Sonterra has taken the Plaintiff’s expert deposition and is in the process of preparing a summary judgment to resolve remaining issues.  These separate lawsuits have been consolidated into one (1) lawsuit for purposes of trial, which has been reset for the end of March 2008.

EXHIBIT “F”

SONTERRA ENERGY CORPORATION
FINANCIAL STATEMENTS
SEPTEMBER 30, 2007
(Unaudited)

Sonterra Energy Corporation
Balance Sheet
September 30, 2007
(Unaudited)

ASSETS

Current Assets
Cash	$17,478
Accounts Receivable	109,384
Other Receivables	14,182
Inventory	102,315
Prepaid Expenses	23,513
Total Current Assets	266,872

Property and Equipment
Machinery and Equipment	67,685
Computers & Related Equipment	34,491
Trucks, Autos and Trailers	126,464
Leasehold Improvements	7,485
Office Furniture and Equipment	9,506
Storage Sheds	7,500
Tanks and Lines - Propane Distribution System	1,939,750
Total	2,192,881
Less: Accumulated Depreciation	344,994
Net Property and Equipment	1,847,887

Other Assets
Deposits	2,550
Goodwill	358,509
Total Other Assets	361,059

Total Assets	$2,475,818

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Accounts Payable	$184,854
Accounts Payable - Other	237
Accrued Expenses Payable	26,351
Payroll Taxes Withheld and Accrued	56
Customer Deposits	10,350
Total Current Liabilities	221,848

Long-Term Liabilities	-

Total Liabilities	221,848

Stockholder's Equity
Common Stock	1,000
Additional Paid-in Capital	2,521,398
Accumulated (Deficit)	(534,582)
Net Income - Current Period	266,154

Total Stockholder's Equity	2,253,970

Total Liabilities and Stockholder's Equity	$2,475,818

Sonterra Energy Corp.
Condensed Statement of Income by Quarter
For the Year Ended December 31, 2007
(Unaudited)

	Quarter	Quarter	Quarter	Nine Mths
	Ended	Ended	Ended	Ended
	Mar. 31, 2007	Jun. 30, 2007	Sep. 30, 2007	Sep. 30, 2007

Sales	$1,045,776	$426,716	$366,356	$1,838,848
Cost of Sales	561,496	199,361	205,978	966,835
Gross Profit	484,280	227,355	160,378	872,013

Expenses
Operating Overhead	73,796	65,385	74,525	213,706
Selling, General and Administrative	98,252	133,115	74,994	306,361
Total Expenses	172,048	198,500	149,519	520,067

Net Income from Operations	312,232	28,855	10,859	351,946

Other Income (Expenses)	6	6,947	4,755	11,708

EBITDA	312,238	35,802	15,614	363,654

Interest	607	872	392	1,871
Depreciation	31,548	32,205	31,876	95,629
Total	32,155	33,077	32,268	97,500

Net Income (Loss)	$280,083	$2,725	$(16,654)	$266,154

SONTERRA ENERGY CORPORATION
BALANCE SHEET
SEPTEMBER 30, 2007

ASSETS

Current Assets
Bank of Am-Chking-8855	$17,478.17
Accounts Receivable - CUSI	109,384.46
Accts. Rec. CUSI Prpd Dept	810.00
Accounts Receivable - Other	1,867.80
Employee Advances	11,503.33
Inventory - Propane	102,314.93
Deposits - W/C Ins	4,981.00
Prepaid Expenses	3,501.77
Prepaid Insurance	7,892.33
Prepaid Rent	3,750.04
Prepaid Const. Costs	3,387.88

Total Current Assets	266,871.71

Property and Equipment
Machinery & Equipment	64,080.45
Cell Phones & Pagers	1,228.56
Computers & Related Equipment	34,490.42
Leasehold Improvements	7,484.92
Trucks Autos & Trailers	126,464.38
Office Furn & Eqp	7,007.07
Storage Sheds	7,500.00
Tanks, Lines - Prop Dist Sys	1,939,749.98
Signs	3,604.32
Website	1,270.29
Accum. Depr. - Mach & Eqp	(32,860.75)
Accum. Depr. - Cells & Pagrs	(624.75)
Accum. Depr. - Comp & Eqp	(14,438.73)
Accum. Depr. - Leasehold Impr.	(2,547.27)
Accum. Depr. - Trk Aut & Trl	(62,043.74)
Accum. Depr. - Off Furn & Eqp	(3,802.96)
Accum. Depr. - Storage Sheds	(4,375.00)
Accum. Depr. - Tanks, Lines	(222,000.50)
Accum. Depr. - Signs	(1,558.71)
Accum. Depr. - Website	(741.15)

Total Property and Equipment	1,847,886.83

Other Assets
Security Deposits	2,550.00
Goodwill	358,509.34

Total Other Assets	361,059.34

Total Assets	$2,475,817.88

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts Payable	$184,854.40
VISA - BOA	236.98
Accrued Expense Payable	2,205.44
Accrued Salary Payable	11,241.28
Accrued PR Tax Accr Sal	903.95
Federal Withholding Taxes	13.96
FICA/Med Payable	38.26
FUTA Payable	2.00
TX Unempl Payable	1.56
Accrued Cordillera Tap Fees	12,000.00
Customer Deposits	10,350.00

Total Current Liabilities	221,847.83

Long-Term Liabilities

Total Long-Term Liabilities	-

Total Liabilities	221,847.83

Members' Equity
Common Stock	1,000.00
Addl Paid-in Capital	2,521,398.06
Retained Earnings	(534,582.20)
Net Income	266,154.19

Total Members' Equity	$2,253,970.05

Total Liabilities & Members' Equity	$2,475,817.88

SONTERRA ENERGY CORPORATION
INCOME STATEMENT
FOR THE NINE MONTHS ENDING SEPTEMBER 30, 2007

	Current Quarter	Year to Date
Revenues
Propane Sales - Senna Hills	$26,500.34	$182,524.54
Propane Sales - Austins Colony	30,469.06	157,368.96
Propane Sales - Costa Bella	26,398.63	158,476.70
Propane Sales - Rob Roy Rim	4,369.81	26,588.76
Propane Sales - La Ventana	21,029.61	105,414.63
Propane Sales - Lake Point	47,665.52	304,448.81
Propane Sales - Lakewinds	6,711.39	62,602.45
Propane Sales - Prsrv @ Barton	8,942.51	73,798.58
Propane Sales - Sterling Acres	3,573.39	24,080.85
Propane Sales - Arbolago	7,987.63	53,778.93
Propane Sales - Jacarandas	920.88	6,799.92
Propane Sales - Hills Lakeway	3,850.09	32,088.97
Propane Sales - Casalano	4,654.83	23,545.81
Propane Sales - The Pointe	1,095.18	6,881.16
Propane Sales - Hollows	23,057.53	119,123.21
Propane Sales - Cordillera	8,931.48	20,481.35
Service Inc. - Senna Hills	7,259.95	20,707.45
Service Inc. - Austins Colony	12,780.00	38,572.50
Service Inc. - Costa Bella	2,594.23	7,474.23
Service Inc. - Rob Roy Rim	990.00	2,970.00
Service Inc. - La Ventana	4,590.00	13,675.00
Service Inc. - Lake Point	11,360.06	33,455.06
Service Inc. - Lakewinds	2,025.00	6,090.00
Service Inc. - Prsrv @ Barton	1,890.00	5,590.00
Service Inc. - Sterling Acres	945.00	2,850.00
Service Inc. - Arbolago	1,650.00	6,312.50
Service Inc. - Jacarandas	450.00	1,395.00
Service Inc. - Hills Lakeway	1,125.00	3,360.00
Service Inc. - Casalano	630.00	1,665.00
Service Inc. - The Pointe	315.00	892.50
Service Inc. - Hollows	6,300.00	18,017.28
Service Inc. - Cordillera	555.00	1,035.00
Install Svc. - Senna Hills	1,900.00	7,877.50
Install Svc. - Austins Colony	700.00	1,735.00
Install Svc. - Costa Bella	385.00	1,215.00
Install Svc. - Rob Roy Rim	50.00	150.00
Install Svc. - La Ventana	200.00	3,712.00
Install Svc. - Lake Point	1,085.00	5,265.00
Install Svc. - Lakewinds	50.00	910.00
Install Svc. - Prsrv @ Barton	0.00	465.00
Install Svc. - Sterling Acres	0.00	50.00
Install Svc. - Arbolago	360.00	2,010.00
Install Svc. - Jacarandas	0.00	125.00
Install Svc. - Hills Lakeway	0.00	50.00
Install Svc. - Caslano	50.00	2,481.00
Install Svc. - The Pointe	200.00	300.00
Install Svc. - Hollows	1,025.00	23,976.50
Install Svc. - Cordillera	200.00	7,077.00
Install Svc. - Avonlea	50.00	183.00

Fin. Chg. Inc. - Senna Hills	170.00	620.00
Fin. Chg. Inc. - Austins Colon	1,380.00	4,935.00
Fin. Chg. Inc. - Costa Bella	110.00	245.00
Fin. Chg. Inc. - Rob Roy Rim	35.00	155.00
Fin. Chg. Inc. - La Ventana	135.00	485.00
Fin. Chg. Inc. - Lake Point	355.00	1,400.00
Fin. Chg. Inc. - Lakewinds	75.00	210.00
Fin. Chg. Inc. - Prsrv @ Barto	60.00	170.00
Fin. Chg. Inc. - Sterling Acre	50.00	185.00
Fin. Chg. Inc. - Arbolago	70.00	225.00
Fin. Chg. Inc. - Jacarandas	30.00	115.00
Fin. Chg. Inc. - Hills Lakeway	25.00	155.00
Fin. Chg. Inc. - Casalano	30.00	100.00
Fin. Chg. Inc. - The Pointe	15.00	65.00
Fin. Chg. Inc. - Hollows	120.00	370.00
Construction Svcs. Income	2,000.00	0.00
Construct. Svcs. - Senna Hills	3,480.00	33,667.50
Construct. Svcs. - Austins Col	0.00	3,425.00
Construct. Svcs. - Costa Bella	0.00	1,750.00
Construct. Svcs. - La Ventana	(279.00)	2,010.00
Construct. Svcs. - Lake Point	3,150.00	6,865.00
Construct. Svcs. - Arbolago	1,400.00	1,400.00
Construct. Svcs. - Casalano	2,381.00	4,762.00
Construct. Svcs. - The Pointe	1,400.00	4,200.00
Construct. Svcs. - Hollows	9,160.00	56,509.50
Construct. Svcs. - Cordillera	3,509.00	16,996.00
Construct. Svcs. - Avonlea	13,000.00	45,216.00
Construct. Svcs. - Lago Vista	0.00	13,817.50
Construct. Svcs. - Esp	29,000.00	29,000.00
Sales Allowances	0.00	(984.14)
Utility Installation Income	10,283.46	40,565.94
Interest Income	0.00	27.03
Misc. Income	2,094.75	2,094.75
Recover Prior Period Debt	0.00	38.40
Gain - Sale of Assets	0.00	113.30

Total Revenues	371,111.33	1,850,555.93

Cost of Sales
COS:Propane - Senna	13,272.88	97,970.54
COS:Propane - Austin	9,721.86	88,604.96
COS:Propane - Costa Bella	12,844.98	119,939.17
COS:Propane - Rob Roy	1,382.55	14,580.90
COS:Propane - La Ventana	13,897.50	67,474.83
COS:Propane - Lake Pointe	33,588.88	173,463.70
COS:Propane - Lakewinds	3,948.74	37,758.33
COS:Propane - Preserves	4,099.04	41,602.15
COS:Propane - Sterling	1,980.85	14,817.26
COS:Propane - Jacaranda	0.00	3,141.05
COS:Propane - Hills Lake	1,698.85	19,049.38
COS:Propane - Casalano	2,264.10	13,952.79
COS:Propane - Hollows	9,953.02	64,386.55
COS:Propane - Cordillera	12,821.24	28,086.43
COS:Propane - Avonlea	0.00	930.64
COS:Meters & Supplies	3,426.03	12,480.74
COS:Materials	29,434.31	57,532.74
COS:Site Preparation	657.98	4,469.65
COS:Construct. Svcs.	200.00	1,750.00
COS:Engineer/Design	0.00	4,467.45
COS:Depreciation Exp	19,141.81	57,425.43
COS:Insurance - W/C	1,036.06	5,638.12
COS:Sal. & Wages-Hourly	49,416.70	103,822.11
COS:Sal. & Wages-Salary	(15,684.53)	0.00
COS:P/R Tax - FICA/Med	2,483.63	7,638.25
COS:P/R Tax - FUTA	66.20	402.39
COS:P/R Tax - TX Unemp	0.00	364.96
Inventory Adj. (Propane)	13,467.07	(18,284.93)
GCTV COS:Materials	0.00	794.83

Total Cost of Sales	225,119.75	1,024,260.42

Gross Profit	145,991.58	826,295.51

Expenses
Computer Supplies - Oper	9.00	83.69
Cust. Comm. Svcs. - Oper.	353.16	1,104.22
Depreciation Exp - Oper	10,049.68	30,149.06
Empl. Benefits - Retire - Oper	0.00	1.71
Equipment Rental - Oper.	2,357.03	7,079.84
Insurance - Med/Life - Oper	9,198.44	15,627.65
Insurance - Casualty - Oper	15,504.20	46,583.00
Insurance - W/C - Oper	(1,183.74)	813.65
Insurance - Auto - Oper	1,595.49	4,786.47
Management Fee - Oper	0.00	100.00
Meals & Ent. - Oper	1,184.58	2,443.47
Meters & Supplies - Oper	55.78	353.73
Meter Reading - Oper	1,224.86	3,885.71
Misc. Exp. - Oper.	0.00	358.65
Office Supplies - Oper	91.54	1,024.90
Payroll - Oper - Salary	10,587.50	36,575.00
P/R Tax - FICA/Med - Oper	749.33	2,606.04
P/R Tax - FUTA - Oper	0.00	56.00
P/R Tax - TX Unempl - Oper	0.00	56.24

Rent Expense - Oper.	8,183.29	19,905.29
Repairs & Main - Oper	3,165.41	7,450.30
Repairs & Main - Auto	3,569.14	8,791.17
Safety & Env Compliance - Oper	0.00	1,486.71
Sm. Tools & Supp. - Oper.	486.27	2,893.96
Tank Monitoring - Oper	956.25	2,231.25
Telephone - Oper - Debba	97.47	264.49
Telephone-Oper-Dripping	303.31	568.64
Telephone - Cellular - Oper	3,049.35	8,205.86
Telephone-SA Office	1,391.42	4,152.62
Travel-Mileage/Veh - Oper	12,774.82	32,718.55
Travel - Lodging - Oper	1,491.59	1,592.90
Travel - Meals & Ent - Oper	468.62	624.41
Uniforms	777.64	2,262.62
Waste & Sewer - Oper	169.13	672.76
Repairs & Main - GCTV	76.50	426.50
Supplies - Oper - GCTV	0.00	80.62
Travel-Sales-Other	0.00	5.40
Bank Service Charges	4,390.42	11,582.26
Collection Expense	239.82	491.44
Commissions and Fees	61.80	71.80
Computer & Internet Fees	664.97	1,824.18
Computer Repairs & Supplies	357.55	357.55
Empl. Drug Test Saf & Comp	0.00	203.00
Depreciation Exp - G&A	2,685.09	8,055.23
Dues & Subscriptions	445.00	445.00
Electricity - Office - SA	0.00	180.31
Electricity-Dripping	216.30	216.30
Empl. Benefits - Retirement	21.73	27.33
Franchise Fee	2,790.74	8,423.60
Insurance - Med/Life	1,992.30	3,089.48
Insurance - W/C - G&A	176.32	58.20
Interest Expense	391.89	1,870.92
Legal Fees & Costs	9,031.03	93,627.59
Licenses, Taxes & Fees	350.00	1,467.35
Merchant Fees	2,264.30	11,010.24
Meals & Entertainment	77.25	2,209.88
Office Expense	49.63	69.07
Office Supplies Expense	1,059.74	2,539.57
Payroll - Gen & Adm	26,996.40	77,910.00
Employee Stock Bonus	0.00	26,500.00
Payroll Process. Exp.	516.52	1,871.39
P/R Tax - FICA/Med	2,059.92	5,941.68
P/R Tax - FUTA	24.00	115.81
P/R Tax - TX Unempl - Gen	22.32	106.93
Postage & Exp. Shipping	1,517.00	5,654.96
Rent Expense	9,900.00	29,700.00
Repairs & Main - Autos	52.66	450.83
Security Expense	0.00	887.50
Storage Rental	450.00	1,227.05
Taxes - Other	0.00	3,013.00
Taxes - Penalty	100.00	2,381.70
Tax Prep Fee	3,013.00	3,013.00
Telephone-River Bend	(95.82)	0.00
Telephones-Cell Phones	364.52	1,243.61
Travel-Mileage/Vehicles	1,708.11	3,944.16
Travel-Meals & Entertainment	0.00	322.32
Travel-Other	14.00	14.00

Total Expenses	162,645.57	560,141.32

Net Income	$(16,653.99)	$266,154.19

SONTERRA ENERGY CORPORATION
BALANCE SHEET
JUNE30, 2007

ASSETS

Current Assets
Bank of Am-Chking-8855	$41,499.49
Accounts Receivable - CUSI	126,961.77
Accts. Rec. CUSI Prpd Dept	150.00
Accounts Receivable - Other	11,840.61
Accts Rec - Cord Tap Fees	2,000.00
Employee Advances	10,753.33
Inter-Co. Ln - TOGC	2,911,279.14
Inventory - Propane	115,782.00
Deposits - W/C Ins	4,981.00
Prepaid Expenses	6,642.92
Prepaid Insurance	28,141.74
Prepaid Rent	4,083.33
Prepaid Interest	395.10
Prepaid Const. Costs	1,709.64

Total Current Assets	3,266,220.07

Property and Equipment
Machinery & Equipment	64,080.45
Cell Phones & Pagers	1,228.56
Computers & Related Equipment	34,490.42
Leasehold Improvements	7,484.92
Trucks Autos & Trailers	126,464.38
Office Furn & Eqp	7,007.07
Storage Sheds	7,500.00
Tanks, Lines - Prop Dist Sys	1,913,162.78
Signs	3,604.32
Website	1,270.29
Accum. Depr. - Mach & Eqp	(29,689.50)
Accum. Depr. - Cells & Pagrs	(563.32)
Accum. Depr. - Comp & Eqp	(12,645.58)
Accum. Depr. - Leasehold Impr.	(2,173.03)
Accum. Depr. - Trk Aut & Trl	(55,720.52)
Accum. Depr. - Off Furn & Eqp	(3,452.61)
Accum. Depr. - Storage Sheds	(4,000.00)
Accum. Depr. - Tanks, Lines	(202,858.69)
Accum. Depr. - Signs	(1,378.50)
Accum. Depr. - Website	(635.23)

Total Property and Equipment	1,853,176.21

Other Assets
Security Deposits	2,500.00
Goodwill	358,509.34

Total Other Assets	361,009.34

Total Assets	$5,480,405.62

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
Accounts Payable	$139,549.87
AP - Other	350.20
VISA - BOA	372.42
Accrued Expense Payable	2,415.33
Accrued Salary Payable	14,602.16
Accrued PR Tax Accr Sal	1,161.06
Federal Withholding Taxes	13.96
FICA/Med Payable	38.26
FUTA Payable	2.00
TX Unempl Payable	1.56
Inter Co Ln - TOGC	509,590.03
Accrued Cordillera Tap Fees	12,000.00
Customer Deposits	9,150.00
N/P - SWBC/Prog	1,162.20

Total Current Liabilities	690,409.05

Long-Term Liabilities

Total Long-Term Liabilities	0.00

Total Liabilities	690,409.05

Members' Equity
Common Stock	1,000.00
Addl Paid-in Capital	5,040,770.59
Retained Earnings	(534,582.20)
Net Income	282,808.18

Total Members' Equity	4,789,996.57

Total Liabilities & Members' Equity	5,480,405.62

SONTERRA ENERGY CORPORATION
INCOME STATEMENT
FOR THE SIX MONTHS ENDING JUNE30, 2007

	Current Quarter	Year to Date
Revenues
Propane Sales - Senna Hills	$37,352.70	$156,024.20
Propane Sales - Austins Colony	35,073.50	126,899.90
Propane Sales - Costa Bella	36,730.52	132,078.07
Propane Sales - Rob Roy Rim	5,100.05	22,218.95
Propane Sales - La Ventana	24,279.55	84,385.02
Propane Sales - Lake Point	64,476.96	256,783.29
Propane Sales - Lakewinds	10,571.32	55,891.06
Propane Sales - Prsrv @ Barton	13,890.63	64,856.07
Propane Sales - Sterling Acres	5,022.00	20,507.46
Propane Sales - Arbolago	12,915.32	45,791.30
Propane Sales - Jacarandas	1,372.20	5,879.04
Propane Sales - Hills Lakeway	5,696.31	28,238.88
Propane Sales - Casalano	5,101.24	18,890.98
Propane Sales - The Pointe	1,601.07	5,785.98
Propane Sales - Hollows	27,877.88	96,065.68
Propane Sales - Cordillera	3,823.91	11,549.87
Service Inc. - Senna Hills	6,922.50	13,447.50
Service Inc. - Austins Colony	12,712.50	25,792.50
Service Inc. - Costa Bella	2,410.00	4,880.00
Service Inc. - Rob Roy Rim	990.00	1,980.00
Service Inc. - La Ventana	4,545.00	9,085.00
Service Inc. - Lake Point	11,160.00	22,095.00
Service Inc. - Lakewinds	2,025.00	4,065.00
Service Inc. - Prsrv @ Barton	1,825.00	3,700.00
Service Inc. - Sterling Acres	960.00	1,905.00
Service Inc. - Arbolago	1,657.50	4,662.50
Service Inc. - Jacarandas	450.00	945.00
Service Inc. - Hills Lakeway	1,155.00	2,235.00
Service Inc. - Casalano	510.00	1,035.00
Service Inc. - The Pointe	285.00	577.50
Service Inc. - Hollows	6,122.50	11,717.28
Service Inc. - Cordillera	165.00	480.00
Install Svc. - Senna Hills	1,500.00	5,977.50
Install Svc. - Austins Colony	550.00	1,035.00
Install Svc. - Costa Bella	520.00	830.00
Install Svc. - Rob Roy Rim	50.00	100.00
Install Svc. - La Ventana	200.00	3,512.00
Install Svc. - Lake Point	1,555.00	4,180.00
Install Svc. - Lakewinds	50.00	860.00
Install Svc. - Prsrv @ Barton	175.00	465.00
Install Svc. - Sterling Acres	50.00	50.00
Install Svc. - Arbolago	250.00	1,650.00
Install Svc. - Jacarandas	50.00	125.00
Install Svc. - Hills Lakeway	0.00	50.00
Install Svc. - Caslano	0.00	2,431.00
Install Svc. - The Pointe	50.00	100.00
Install Svc. - Hollows	700.00	22,951.50
Install Svc. - Cordillera	250.00	6,877.00
Install Svc. - Avonlea	0.00	133.00

Fin. Chg. Inc. - Senna Hills	240.00	450.00
Fin. Chg. Inc. - Austins Colon	1,710.00	3,555.00
Fin. Chg. Inc. - Costa Bella	60.00	135.00
Fin. Chg. Inc. - Rob Roy Rim	60.00	120.00
Fin. Chg. Inc. - La Ventana	215.00	350.00
Fin. Chg. Inc. - Lake Point	490.00	1,045.00
Fin. Chg. Inc. - Lakewinds	70.00	135.00
Fin. Chg. Inc. - Prsrv @ Barto	40.00	110.00
Fin. Chg. Inc. - Sterling Acre	65.00	135.00
Fin. Chg. Inc. - Arbolago	60.00	155.00
Fin. Chg. Inc. - Jacarandas	35.00	85.00
Fin. Chg. Inc. - Hills Lakeway	60.00	130.00
Fin. Chg. Inc. - Casalano	40.00	70.00
Fin. Chg. Inc. - The Pointe	15.00	50.00
Fin. Chg. Inc. - Hollows	130.00	250.00
Construction Svcs. Income	(2,000.00)	(2,000.00)
Construct. Svcs. - Senna Hills	16,687.50	30,187.50
Construct. Svcs. - Austins Col	3,425.00	3,425.00
Construct. Svcs. - Costa Bella	1,750.00	1,750.00
Construct. Svcs. - La Ventana	1,289.00	2,289.00
Construct. Svcs. - Lake Point	4,200.00	3,715.00
Construct. Svcs. - Casalano	0.00	2,381.00
Construct. Svcs. - The Pointe	2,800.00	2,800.00
Construct. Svcs. - Hollows	19,899.50	47,349.50
Construct. Svcs. - Cordillera	7,166.00	13,487.00
Construct. Svcs. - Avonlea	2,216.00	32,216.00
Construct. Svcs. - Lago Vista	0.00	13,817.50
Sales Allowances	(140.76)	(984.14)
Utility Installation Income	22,178.11	30,282.48
Interest Income	20.57	27.03
Recover Prior Period Debt	38.40	38.40
Gain - Sale of Assets	113.30	113.30

Total Revenues	433,662.78	1,479,444.60

Cost of Sales
COS:Propane	(527,951.17)	0.00
COS:Propane - Senna	84,697.66	84,697.66
COS:Propane - Austin	78,883.10	78,883.10
COS:Propane - Costa Bella	107,094.19	107,094.19
COS:Propane - Rob Roy	13,198.35	13,198.35
COS:Propane - La Ventana	53,577.33	53,577.33
COS:Propane - Lake Pointe	139,874.82	139,874.82
COS:Propane - Lakewinds	33,809.59	33,809.59
COS:Propane - Preserves	37,503.11	37,503.11
COS:Propane - Sterling	12,836.41	12,836.41
COS:Propane - Jacaranda	3,141.05	3,141.05
COS:Propane - Hills Lake	17,350.53	17,350.53
COS:Propane - Casalano	11,688.69	11,688.69
COS:Propane - Hollows	54,433.53	54,433.53
COS:Propane - Cordillera	15,265.19	15,265.19
COS:Propane - Avonlea	930.64	930.64
COS:Meters & Supplies	4,426.65	9,054.71
COS:Materials	9,588.28	28,098.43
COS:Site Preparation	2,112.01	3,811.67
COS:Construct. Svcs.	0.00	1,550.00
COS:Engineer/Design	1,768.89	4,467.45
COS:Depreciation Exp	19,207.44	38,283.62
COS:Insurance - W/C	2,716.77	4,602.06
COS:Sal. & Wages-Hourly	27,690.65	54,405.41
COS:Sal. & Wages-Salary	7,746.14	15,684.53
COS:P/R Tax - FICA/Med	2,613.97	5,154.62
COS:P/R Tax - FUTA	(199.13)	336.19
COS:P/R Tax - TX Unemp	360.50	364.96
Inventory Adj. (Propane)	3,696.00	(31,752.00)
GCTV COS:Materials	507.64	794.83

Total Cost of Sales	218,568.83	799,140.67

Gross Profit	215,093.95	680,303.93

Expenses
Computer Supplies - Oper	0.00	74.69
Cust. Comm. Svcs. - Oper.	375.53	751.06
Depreciation Exp - Oper	10,408.44	20,099.38
Empl. Benefits - Retire - Oper	1.71	1.71
Equipment Rental - Oper.	1,476.87	4,722.81
Insurance - Med/Life - Oper	1,193.82	6,429.21
Insurance - Casualty - Oper	15,522.09	31,078.80
Insurance - W/C - Oper	895.71	1,997.39
Insurance - Auto - Oper	1,595.49	3,190.98
Management Fee - Oper	0.00	100.00
Meals & Ent. - Oper	533.88	1,258.89
Meters & Supplies - Oper	83.05	297.95
Meter Reading - Oper	642.09	2,660.85
Misc. Exp. - Oper.	358.65	358.65
Office Supplies - Oper	445.44	933.36
Payroll - Oper - Salary	12,512.50	25,987.50
P/R Tax - FICA/Med - Oper	896.60	1,856.71
P/R Tax - FUTA - Oper	0.01	56.00
P/R Tax - TX Unempl - Oper	(3.17)	56.24

Rent Expense - Oper.	5,935.00	11,722.00
Repairs & Main - Oper	1,560.20	4,284.89
Repairs & Main - Auto	3,000.16	5,222.03
Safety & Env Compliance - Oper	0.00	1,486.71
Sm. Tools & Supp. - Oper.	783.96	2,407.69
Tank Monitoring - Oper	956.25	1,275.00
Telephone - Oper - Debba	65.72	167.02
Telephone-Oper-Dripping	131.94	265.33
Telephone - Cellular - Oper	3,241.89	5,156.51
Telephone-SA Office	1,372.56	2,761.20
Travel-Mileage/Veh - Oper	10,667.87	19,943.73
Travel - Lodging - Oper	0.00	101.31
Travel - Meals & Ent - Oper	35.82	155.79
Uniforms	766.35	1,484.98
Waste & Sewer - Oper	337.47	503.63
Repairs & Main - GCTV	0.00	350.00
Supplies - Oper - GCTV	0.00	80.62
Travel-Sales-Other	5.40	5.40
Bank Service Charges	6,910.42	7,191.84
Collection Expense	251.62	251.62
Commissions and Fees	10.00	10.00
Computer & Internet Fees	479.75	1,159.21
Empl. Drug Test Saf & Comp	0.00	203.00
Depreciation Exp - G&A	2,589.04	5,370.14
Electricity - Office - SA	(17.37)	180.31
Empl. Benefits - Retirement	5.60	5.60
Franchise Fee	5,632.86	5,632.86
Insurance - Med/Life	492.16	1,097.18
Insurance - W/C - G&A	10.52	(118.12)
Interest Expense	872.28	1,479.03
Legal Fees & Costs	65,834.34	84,596.56
Licenses, Taxes & Fees	831.71	1,117.35
Merchant Fees	3,000.11	8,745.94
Meals & Entertainment	321.30	2,132.63
Office Expense	0.00	19.44
Office Supplies Expense	362.88	1,479.83
Payroll - Gen & Adm	27,000.00	50,913.60
Employee Stock Bonus	0.00	26,500.00
Payroll Process. Exp.	660.93	1,354.87
P/R Tax - FICA/Med	2,059.98	3,881.76
P/R Tax - FUTA	24.00	91.81
P/R Tax - TX Unempl - Gen	18.90	84.61
Postage & Exp. Shipping	2,274.66	4,137.96
Rent Expense	9,900.00	19,800.00
Repairs & Main - Autos	24.59	398.17
Security Expense	887.50	887.50
Storage Rental	450.00	777.05
Taxes - Other	3,013.00	3,013.00
Taxes - Penalty	2,281.70	2,281.70
Telephone-River Bend	47.34	95.82
Telephones-Cell Phones	(1,179.52)	879.09
Travel-Mileage/Vehicles	1,415.23	2,236.05
Travel-Meals & Entertainment	104.44	322.32

Total Expenses	212,369.27	397,495.75

Net Income	$2,724.68	$282,808.18

EXHIBIT “G”

TIDELANDS OIL AND GAS CORPORATION
1862 W. Bitters, Building 1
San Antonio, Texas 78248
Phone: 1-866-764-8642                                          Fax: 210-764-2809

December 18, 2007

Ruben Jimenez & Associates, P.C.
11503 Jones Maltsberger, Suite #284
San Antonio, TX 78216

In connection with your engagement to apply agreed-upon procedures to the financial information of Sonterra Energy Corporation, a wholly owned subsidiary of Tidelands Oil and Gas Corporation, provided to you as of September 30, 2007 and other selected information subsequent to that date, we confirm, to the best of our knowledge and belief, the following representations made to you during your engagement.

1.
We have communicated to you of all information, including events occurring subsequent to September 30, 2007, of which we are aware that may contradict the balances shown on financial statements as of September 30, 2007.

2.	We are responsible for selecting the criteria and for determining that such criteria are appropriate for our purposes.

3.	We have responded fully to all inquiries made to us by you during the engagement.

4.	We prepared all balance sheet account reconciliations and provided all documentation and other financial information relevant to your engagement.

5.	Your report is intended solely for the information and use of Bentley Oil and Gas Corporation and is not intended to be and should not be used by anyone other than those specified parties.

6.	We made available to you all legal invoices involving Sonterra Energy Corporation and other parties.

7.
Your report is intended solely for the information and use of Bentley Oil and Gas Corporation in the exercise of Mr. Michael Ward’s right of first refusal and is not intended to be and should not be used by anyone other than those specified parties.

Mr. James B. Smith

Signature:/s/ James B. Smith
Title: CEO